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                                                                EXHIBIT 10.1 (c)

                                SECOND AMENDMENT
                                       TO
                    RESTATED AND AMENDED SETTLEMENT AGREEMENT

         This Second Amendment (the "SECOND AMENDMENT") to the Restated and Amended Settlement Agreement ("RESTATED SETTLEMENT AGREEMENT") dated March 29, 2000, by and among Telex Communications, Inc. ("TELEX"), and Altec Lansing Technologies, Inc. ("ALTI"), as amended by the amendment dated April 28, 2000 ("First Amendment"), is entered into effective as of May 15, 2000.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of the Restated Settlement Agreement ALTI and Telex agree to enter into certain agreements and ALTI agrees to make certain payments and certain promissory notes on a date no later than April 30, 2000; and

         WHEREAS, ALTI has advised Telex that it has a good faith belief that it will obtain financing from Congress Financial Corporation ("Congress") that will permit it to close the transaction contemplated by the Restated Settlement Agreement on or before May 19, 2000 without the need for Telex to hold any notes referred to in Section 2.2 of the Restated Settlement Agreement; and

         WHEREAS, Telex is willing to grant to ALTI an additional period of time to obtain such financing; and

         WHEREAS, Telex and ALTI each desire to amend the terms of the Restated Settlement Agreement to extend the date by which the "Closing" (as defined in Section 1.2 of the Restated Settlement Agreement) must occur; and

         WHEREAS, in accordance with Section 10.5 of the Restated Settlement Agreement, Telex and ALTI may amend the terms of the Restated Settlement Agreement by a writing signed by both parties; and

         NOW, THEREFORE, for and in consideration of the mutual benefits to be derived, promises and agreements contained herein, and other good and value consideration, the parties hereto agree as follows:

                               A G R E E M E N T:

         1.       Amendments.

                  a. Section 1.2 of the Restated Settlement Agreement is hereby amended and restated in its entirety to read as follows:

                           1.2)  Effective Date. This Agreement shall become
                  effective upon delivery by ALTI of the wire transfer payment set forth in Section
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                  2.2(b) and the promissory  notes  described in Sections 2.2(c)
                  and 2.2(d) (the "Effective Date"). In no event shall the Effective Date, which is also hereinafter referred to as the "Closing Date, be a date later than May 19, 2000.

         2. Construction. All references in any other ancillary agreements or otherwise to the Restated Settlement Agreement shall be deemed to refer to the Restated Settlement Agreement as amended by this Second Amendment. Unless otherwise defined in this Amendment, capitalized terms used in this Second Amendment will have the meanings ascribed to them in the Restated Settlement Agreement. In the event of a conflict between the respective provisions of the Restated Settlement Agreement or the First Amendment and this Second Amendment, the terms of this Second Amendment shall control.

         3. Effect of Second Amendment. Except as specifically amended by the terms of this Second Amendment, the terms and conditions of the Restated Settlement Agreement and the First Amendment shall remain in full force and effect for all purposes, and Telex and ALTI hereby ratify and confirm the terms and conditions of the Restated Settlement Agreement and the First Amendment, as amended pursuant to this Second Amendment.

         4. Counterparts; Facsimiles. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Second Amendment, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall each deliver original execution copies of this Second Amendment to one another as soon as practicable following execution thereof.

         IN WITNESS WHEREOF, Telex and ALTI have caused this Amendment to be executed by their respective duly authorized officers effective as of the date first above written.


                                    TELEX COMMUNICATIONS, INC.
                                    ("TELEX")
                                    By: Scott Myers
                                       -------------------------------
                                    Its: Vice President
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                                    ALTEC LANSING TECHNOLOGIES, NC.

                                    ("ALTI")
                                    By: Edward Anchel
                                       --------------
                                    Its: Chairman and CEO
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